Income taxes	12 Months Ended
Mar. 31, 2013
Income taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	143,917	(106,496)	185,767
Foreign subsidiaries	61,096	23,310	59,914

	205,013	(83,186)	245,681

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	60,514	33,921	34,288
Foreign subsidiaries	57,404	74,624	41,446

	117,918	108,545	75,734

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	365,665	2,794	76,256
Foreign subsidiaries	(58,244)	203,900	(10,485)

	307,421	206,694	65,771

Total income tax expense	425,339	315,239	141,505

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2011	2012	2013
Statutory tax rate	41.0%	(41.0%)	38.3%
Non-deductible expenses	1.3	4.2	1.3
Income tax credits	(2.0)	(3.6)	(1.4)
Change in statutory tax rate	0.9	(36.2)	(1.9)
Change in valuation allowances	174.5	491.0	22.9
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	1.5	(21.2)	(0.7)
Lower tax rate applied to life and non-life insurance business in Japan	(2.8)	(7.8)	(3.2)
Foreign income tax differential	(10.5)	6.7	3.3
Adjustments to tax accruals and reserves	4.5	(15.9)	(3.1)
Effect of equity in net income (loss) of affiliated companies	(2.8)	60.0	0.1
Sony Ericsson remeasurement gain	—	(50.6)	—
Insurance recovery tax exemptions related to the Floods	—	(5.2)	(1.2)
Other	1.9	(1.4)	3.2

Effective income tax rate	207.5%	379.0%	57.6%

In November 2011, the Japanese legislature enacted tax law changes which included lowering the national tax rate, limiting the annual use of net operating loss carryforwards to 80% of taxable income and increasing the net operating loss carryforward period from seven to nine years for losses incurred in the tax years ending on or after April 1, 2008. As a result, the statutory tax rate during the fiscal years ended March 31, 2013 to the fiscal years ending March 31, 2015 is approximately 38% and from the fiscal year ending March 31, 2016 will be approximately 36%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. These tax law changes took effect for Sony from April 1, 2012. Because accounting for income taxes requires the measurement of deferred tax assets and liabilities using the enacted tax rates, the tax law changes resulted in a net deferred tax benefit of 32,729 million yen for the fiscal year ended March 31, 2012.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2012	2013
Deferred tax assets:
Operating loss carryforwards for tax purposes	533,912	546,322
Accrued pension and severance costs	87,871	102,970
Film costs	40,566	90,456
Warranty reserves and accrued expenses	82,842	70,529
Future insurance policy benefits	22,907	24,217
Inventory	37,431	33,232
Depreciation	39,473	38,334
Tax credit carryforwards	73,945	62,599
Reserve for doubtful accounts	5,580	5,629
Impairment of investments	34,387	32,136
Deferred revenue in the Pictures segment	21,980	30,181
Other	146,777	170,865

Gross deferred tax assets	1,127,671	1,207,470
Less: Valuation allowance	(868,233)	(931,247)

Total deferred tax assets	259,438	276,223

Deferred tax liabilities:
Insurance acquisition costs	(140,190)	(145,048)
Future insurance policy benefits	(66,998)	(85,400)
Unbilled accounts receivable in the Pictures segment	(45,467)	(54,232)
Unrealized gains on securities	(43,831)	(63,730)
Intangible assets acquired through stock exchange offerings	(28,139)	(27,525)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(27,920)	(28,057)
Investment in M3	—	(46,336)
Other	(73,399)	(61,152)

Gross deferred tax liabilities	(425,944)	(511,480)

Net deferred tax liabilities	(166,506)	(235,257)

The valuation allowance mainly relates to deferred tax assets of certain consolidated subsidiaries with operating loss carryforwards and tax credit carryforwards for tax purposes that are not more-likely-than-not to be realized. The net changes in the total valuation allowance were increases of 347,460 million yen, 394,520 million yen and 63,014 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively.

The increase during the fiscal year ended March 31, 2011 was primarily due to the additional valuation allowance recorded on deferred tax assets at Sony Corporation and its national tax filing group in Japan. Sony Corporation and its national tax filing group in Japan were in a three year cumulative loss position in the fiscal year ended March 31, 2011. In Japan, Sony Corporation files a standalone tax filing for local tax purposes and a consolidated national tax filing with its wholly-owned Japanese subsidiaries for national tax purposes. As the national tax filing group only includes wholly-owned subsidiaries, certain Japanese subsidiaries are excluded, the most significant of which are Sony Financial Holdings Inc. and its subsidiaries. Due to the cumulative losses in recent years, and because the net operating losses in Japan have a relatively short carryforward period of seven to nine years, a limited number of years remain in the carryforward period. The first year of expiration of the remaining net operating losses in Japan would be 2014 for local taxes and 2018 for national taxes. Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available positive and negative evidence, it is more likely than not that such assets will not be realized. While the cumulative loss position and the remaining limited years in the carryforward period were significant negative evidence, there was positive evidence in the form of a history of taxable income and a history of utilizing assets before expiration, as well as the availability of tax strategies regarding the utilization of the deferred tax assets. However, based on the near term forecast at the end of the fiscal year ended March 31, 2011, including the anticipated impact of the Great East Japan Earthquake and the lesser weight provided to longer range forecasts when an entity is in a cumulative loss, Sony did not believe that the objectively verifiable positive evidence was sufficient to overcome the significant negative evidence of the cumulative loss. As the weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 362,316 million yen as of March 31, 2011.

The increase during the fiscal year ended March 31, 2012 was primarily due to the additional valuation allowances recorded on deferred tax assets in the U.S. and the U.K. and additional valuation allowances recorded in Japan for Sony Corporation and certain Japanese subsidiaries. As of March 31, 2012, Sony has concluded that with respect to Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group in the U.S., and Sony Europe Limited (“SEU”), a subsidiary in the U.K., the cumulative loss position was significant negative evidence that was difficult to overcome. There was positive evidence in the form of tax planning actions and strategies, the long carryforward periods for utilization, as well as a history of taxable income and utilization of assets before expiration. The tax planning strategies included changes in film amortization methods in the U.S., the success of which depends on future forecasts of income. Notwithstanding this positive evidence, the weight given to evidence is commensurate with the extent to which it can be objectively verified. It is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 203,025 million yen for SAHI and its consolidated tax filing group in the U.S., and 20,694 million yen for SEU, as of March 31, 2012. Sony Corporation and its national tax filing group in Japan remained in a cumulative loss position as of March 31, 2012, and as a result, during the fiscal year ended March 31, 2012, Sony recorded an additional valuation allowance against certain deferred tax assets at Sony Corporation and its national tax filing group in Japan. In addition, several Japanese subsidiaries are also in a cumulative loss position as of March 31, 2012, and therefore, recorded valuation allowances of 32,631 million yen against their separate deferred tax assets for local tax purposes.

Prior to its acquisition, Sony Ericsson, principally due to its cumulative loss position, had a valuation allowance against deferred tax assets mainly in Sweden in the amount of 78,393 million yen, for which Sony reported the impact of the valuation allowance through its 50% equity interest in Sony Ericsson.

The increase during the fiscal year ended March 31, 2013 was primarily due to continuing losses at Sony Corporation and its national tax filing group in Japan and SEU, partially offset by a decrease in the valuation allowance in the U.S. principally attributable to a gain on the sale of the U.S. headquarters building as described in Note 8.

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2012	2013
Current assets — Deferred income taxes	36,769	44,615
Other assets — Deferred income taxes	100,460	107,688
Current liabilities — Other	(19,236)	(13,561)
Long-term liabilities — Deferred income taxes	(284,499)	(373,999)

Net deferred tax liabilities	(166,506)	(235,257)

At March 31, 2013, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,097,643 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on the possible future disposition of its investment based on its tax planning strategies. It is not practicable to determine the amount of unrecognized deferred tax liabilities associated with such temporary differences as of March 31, 2013.

At March 31, 2013, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 546,322 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 145,713 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2014 and 2022 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2013 amounted to 62,599 million yen. With the exception of 18,006 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily up to 10 years.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2011	2012	2013
Balance at beginning of the fiscal year	229,228	225,120	288,311
Reductions for tax positions of prior years	(39,005)	(25,302)	(11,533)
Additions for tax positions of prior years	19,947	59,159	8,980
Additions based on tax positions related to the current year	41,201	44,307	27,849
Settlements	(1,478)	(4,046)	(140,813)
Lapse in statute of limitations	(7,770)	(3,807)	(7,495)
Foreign currency translation adjustments	(17,003)	(7,120)	26,587

Balance at end of the fiscal year	225,120	288,311	191,886

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	87,497	77,925	72,947

The major changes, including settlements, in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) filed for certain subsidiaries in the IP&S, Game, MP&C, HE&S, and Devices segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APA’s are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2011, Sony recorded 3,612 million yen of interest expense and reversed 261 million yen of penalties.

During the fiscal year ended March 31, 2012, Sony reversed 1,336 million yen of interest expense and 333 million yen of penalties. At March 31, 2012, Sony had recorded liabilities of 13,187 million yen and 4,074 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2013, Sony reversed 3,935 million yen of interest expense and 367 million yen of penalties. At March 31, 2013, Sony had recorded liabilities of 9,252 million yen and 3,707 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 5,632 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2006 through 2012, and by the U.S. and other foreign taxing authorities for tax years from 1998 through 2012.